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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                         ------------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         ------------------------------


Date of Report (date of earliest event reported): September 22, 1997



                             DTE Energy Company
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             (Exact name of registrant as specified in its charter)



       Michigan                          1-11607                  38-3217752
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission)           (IRS Employer
     of incorporation)                  File Number)         Identification No.)

2000 2nd Avenue
Detroit, Michigan                                                48226-1279
----------------------------------------                     -------------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  313-235-4000


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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On September 22, 1997 the Board of Directors of DTE Energy Company, a Michigan corporation (the "Company") declared a dividend distribution of one right (a "Right") for each share of Common Stock, without par value (the "Common Shares"), of the Company outstanding at the close of business on October 6, 1997 (the "Record Date"), pursuant to the terms of a Rights Agreement, dated as of September 23, 1997 (the "Rights Agreement"), between the Company and The Detroit Edison Company, as Rights Agent. The Rights Agreement also provides, subject to specified exceptions and limitations, that Common Shares issued or delivered from the Company's treasury after the Record Date will be entitled to and accompanied by Rights. The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, a copy of which (including all exhibits thereto) is filed as Exhibit 4.1 hereto and incorporated herein by this reference. A summary description of the Rights is set forth in Exhibit C to the Rights Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements of Business Acquired:  None

         (b)     Pro Forma Financial Information:  None

         (c)     Exhibits:

                 Exhibit
                 Number           Exhibit

                 4.1 Rights Agreement (including a Form of Certificate of Designation of Series A Junior Participating Preferred Stock as Exhibit A thereto, a Form of Right Certificate as Exhibit B thereto and a Summary of Rights to Purchase Preferred Stock as Exhibit C thereto)

                 99.1             Form of letter to shareholders, dated October
                                  6, 1997

                 99.2             Press release, dated September 23, 1997





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             DTE ENERGY COMPANY



                                        By: /s/ Elaine M. Godfrey
                                            ------------------------------------
                                            Name:  Elaine M. Godfrey
                                                  ------------------------------
                                            Title: Assistant Corporate Secretary
                                                   -----------------------------

Dated: September 23, 1997





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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER          EXHIBIT
-------         -------
  4.1           Rights Agreement (including a Form of Certificate of Designation of Series A Junior
                Participating Preferred Stock as Exhibit A thereto, a Form of Right Certificate as
                Exhibit B thereto and a Summary of Rights to Purchase Preferred Stock as Exhibit C
                thereto)

  99.1          Form of letter to shareholders, dated
                October 6, 1997

  99.2          Press release, dated September 23, 1997





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